EXHIBIT 13(b)

            THE TRAVELERS SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES

              SCHEDULE FOR COMPUTATION OF TOTAL RETURN CALCULATIONS

The standardized and nonstandardized average annual total returns are computed according to the formula described below. A hypothetical initial investment of $1,000 is applied to the Funding Option, and then related to ending redeemable values as of the most recent fiscal year end, for the calendar year-to-date (nonstandardized only), and over a 1-year, 3-year (nonstandardized only), 5-year, and 10-year period, or since inception if a Funding Option has not been in existence for one of the prescribed periods.

              1/n
T  =  (ERV/P)      -1 where:

      T   = average annual total return
      P   = a hypothetical initial payment of $1,000
      n   = the applicable year (1, 3, 5, 10) or portion thereof
      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each of the periods

Both the standardized and nonstandardized performance returns reflect the deduction for the management fees and other expenses for a Funding Option, the mortality and expense risk charge(s) and the administrative expense charge.

For Funding Options that were in existence prior to the date they became available under the Separate Account, the standardized average total return quotations may be accompanied by returns showing the investment performance that such Fund Options would have achieved (reduced by applicable charges/fees) had they been held under the Contract for the period quoted. The total return quotations are based on historical earnings and are not necessarily representative of future performance.

STANDARDIZED METHOD

The standardized returns take into consideration all fees and/or charges applicable to the Funding Option or contract. Standardized performance figures will only be available after the product offered through the Separate Account has begun operating.

Under the standardized method, the $30 annual contract administrative charge is reflected in the calculation. It is expressed as a percentage of assets based on the actual fees collected divided by the average net assets for contracts sold under the prospectus for each year for which performance is shown.

NONSTANDARDIZED METHOD

Nonstandardized returns do not reflect the deduction of the $30 annual administrative charge, which, if reflected, would decrease the level of performance shown.

For a Schedule of the Computation of the Historical Total Return Quotations, see attached.

VINTAGE L

                                                                       INCEP DATE       2002         2001         2000
AIM Capital Appreciation Portfolio                                     10/10/1995     0.889295     1.190094     1.590455
AIM V.I. Premier Equity Fund                                             5/5/1993     0.771501     1.126963     1.313113
Alliance Growth Portfolio                                               6/20/1994     0.774977     1.015617     1.033140
Alliance Growth Portfolio                                               6/20/1994     0.792208     1.166959     1.439353
AllianceBernstein Growth and Income Portfolio - Class B                  6/1/1999     0.738532     1.132660     1.331797
AllianceBernstein Premier Growth Portfolio - Class B                    6/26/1992     0.738532     1.132660     1.331797
American Funds Global Growth Fund-Class 2                               4/30/1997     0.981807     1.171678     1.391550
American Funds Growth Fund-Class 2                                       2/8/1984     0.905704     1.221326     1.520249
American Funds Growth-Income Fund-Class 2                               2/28/1985     0.903928     1.127696     1.120194
Equity Income Portfolio (Fidelity)                                      8/30/1996     0.941732     1.114736     1.216021
Equity Index Portfolio - Class II                                      11/30/1991     0.857953     1.125927     1.308888
Fidelity VIP Contrafund(C)Portfolio-Service Class                       1/31/1995     0.842367     0.953718     1.007070
Fidelity VIP Mid Cap Portfolio - Service Class 2                       12/29/1998     0.981423     1.103790     1.283159
Franklin Mutual Shares Securities Fund - Class 2                        11/8/1996     0.830845     0.959710     0.913388
Franklin Small Cap Fund - Class 2                                        5/1/1998     0.847734     1.210956     1.455670
Janus Aspen Mid Cap Growth Portfolio - Service Shares                   9/13/1993     0.806182     1.142537     1.926968
Large Cap Portfolio (Fidelity)                                          8/30/1996     0.850466     1.122153     1.382875
Lazard International Stock Portfolio*                                    8/1/1996     0.831408     0.973029     1.342975
Lazard Retirement Small Cap Portfolio*                                  11/3/1997     0.975254     1.206775     1.036389
Lord Abbett Growth & Income Portfolio*                                 12/11/1989     0.956498     1.188724     1.298227
Lord Abbett Mid Cap Value Portfolio*                                    9/15/1999     1.076861     1.215926     1.146433
MFS Emerging Growth Portfolio                                           8/30/1996     0.776007     1.202229     1.919202
MFS Emerging Growth Portfolio                                           8/30/1996     0.776007     1.202229     1.919202
MFS Research Portfolio                                                  3/23/1998     0.834591     1.135751     1.492151
Multiple Discipline Portfolio - All Cap Growth and Value **             10/1/2002     1.045801           --           --
Multiple Discipline Portfolio - Global All Cap Growth and Value **      10/1/2002     1.058571           --           --
Multiple Discipline Portfolio - Large Cap Growth and Value **           10/1/2002     1.053658           --           --
Pioneer Fund Portfolio*                                                  2/4/1994     0.984860           --           --
Putnam VT International Equity Fund - Class IB Shares                    1/2/1997     0.841051     1.437651     1.902057
Putnam VT Small Cap Value Fund - Class IB Shares                        4/30/1999     0.907083     1.216667     1.758947
Putnam VT Discovery Growth Fund - Class IB Shares                       9/28/2000     0.966294     1.122389     1.430696
Salomon Brothers Variable All Cap Fund - Class I                        2/17/1998     0.818109     1.204443     1.038660
Salomon Brothers Variable Investors Fund - Class I                      2/17/1998     0.844700     1.112078     1.111770
Salomon Brothers Variable Small Cap Growth Fund - Class I               11/1/1999     0.793658     1.118246     1.188533
Smith Barney Aggressive Growth Portfolio                                11/1/1999     0.791170     1.238387     1.359856
Smith Barney Appreciation Portfolio                                    10/16/1991     0.907913     1.196529     1.270775
Smith Barney Fundamental Value Portfolio                                12/3/1993     0.893716     1.121433     1.189793
Smith Barney International All Cap Growth Portfolio                     6/20/1994     0.841072     1.156882     1.244128
Smith Barney Large Cap Core Portfolio                                   9/14/1999     0.808398     1.153108     1.706835
Smith Barney Large Cap Growth Portfolio                                  5/1/1998     0.860657     1.112756     1.326652
Smith Barney Large Cap Value Portfolio                                  6/20/1994     0.795255     1.165429     1.357222
Smith Barney Mid Cap Core Portfolio                                     11/1/1999     0.965598     1.086222     1.205039
Smith Barney Premier Selections All Cap Growth Portfolio                9/14/1999     0.849139     1.215991     1.376272
Smith Barney Small Cap Growth Opportunities Portfolio                    2/7/1997     0.874888     1.181530     1.402454
Templeton Developing Markets Securities Fund-Class 2*                   2/16/1996     0.948085     1.198819     1.458010
Templeton Foreign Securities Fund - Class 2                              5/1/1992     0.894469     0.967187     1.072006
Van Kampen LIT Emerging Growth Portfolio                                 7/3/1995     0.741538     1.118880     1.356943
Van Kampen Enterprise Portfolio                                         6/21/1994     0.816685     1.118941     1.664090
PIMCO Real Return Portfolio - Adm Class*                                9/30/1999     0.964504     1.177799     1.523827
PIMCO Total Return Portfolio                                           12/31/1997     1.059165     0.834058     0.774934
Smith Barney Diversified Strategic Income Portfolio                    10/16/1991     1.027162     0.989249     0.926005

Smith Barney High Income Portfolio                                      6/22/1994     0.972087     0.998010     0.985541
Travelers Managed Income Portfolio                                      6/28/1994     0.970420     1.023470     1.083246
MFS Total Return Portfolio                                              6/20/1994     0.991365     0.967354     0.923235
MFS Total Return Portfolio                                              6/20/1994     0.991365     1.065984     1.085951
Multiple Discipline Portfolio - Balanced All Cap Growth and Value **    10/1/2002     1.023211     1.065984     1.085951
Smith Barney Money Market Portfolio                                     6/20/1994     0.981230     0.986985     0.969713

                                                                       Inception
PORTFOLIO ARCHITECT L                                                     Date       12/31/2002   12/31/2001   12/31/2000
AIM Capital Appreciation Portfolio                                     10/10/1995     0.658711     0.876177     1.165498
AIM V.I. Premier Equity Fund+                                            5/5/1993     0.619034     0.897126     1.042414
Alliance Growth Portfolio                                               6/20/1994     0.527960     0.801583     0.939520
Alliance Growth Portfolio                                               6/20/1994     0.527960     0.801583     0.939520
AllianceBernstein Premier Growth Portfolio - Class B                    6/26/1992     0.523248     0.763530     0.937941
American Funds Global Growth Fund-Class 2*                              4/30/1997     0.748336     0.889809     1.053539
American Funds Growth Fund-Class 2*                                      2/8/1984     0.740425     0.992865     1.231708
American Funds Growth-Income Fund-Class 2*                              2/28/1985     0.899691     1.118212     1.110353
Capital Appreciation Fund (Janus)                                       5/16/1983     0.410637     0.552927     0.756325
Credit Suisse Emerging Markets Portfolio+                              12/31/1997     0.590733     0.677929     0.762205
Delaware VIP REIT Series                                                 5/6/1998     1.299852     1.266555     1.186412
Dreyfus VIF Appreciation Portfolio                                       4/5/1993     0.725412     0.883617     0.990353
Dreyfus VIF Developing Leaders Portfolio                                8/31/1990     0.769459     0.964944     1.045377
Equity Income Portfolio (Fidelity)                                      8/30/1996     0.890830     1.051301     1.144947
Equity Index Portfolio - Class II                                      11/30/1991     0.637349     0.831488     0.963774
Federated Stock Portfolio                                               8/30/1996     0.841402     1.058087     1.059695
Fidelity VIP Dynamic Capital Appreciation Portfolio - Service Class 2   9/26/2000     0.778278     0.855697     1.183529
Fidelity VIP Contrafund(R)Portfolio - Service Class 2                    1/3/1995     0.717920     0.806787     0.936200
Fidelity VIP Mid Cap Portfolio - Service Class 2                       12/29/1998     0.920616     1.039872     1.096723
Franklin Mutual Shares Securities Fund - Class 2                        11/8/1996     0.856991     0.987183     0.939780
Janus Aspen Global Life Sciences Portfolio - Service Shares             1/18/2000     0.655706     0.941231     1.148181
Janus Aspen Global Technology Portfolio - Service Shares                1/18/2000     0.254086     0.427538     0.685510
Janus Aspen Worldwide Growth Portfolio - Service Shares                 9/13/1993     0.456621     0.620441     0.811889
Large Cap Portfolio (Fidelity)                                          8/30/1996     0.597858     0.783831     0.962115
Lazard International Stock Portfolio                                     8/1/1996     0.598306     0.697434     0.956674
Lazard Retirement Small Cap Portfolio*                                  11/3/1997     1.002939     1.236983     1.063845
Lord Abbett Growth & Income Portfolio*                                 12/11/1989     0.983931     1.218704     1.328980
Lord Abbett Mid Cap Value Portfolio*                                    9/15/1999     1.105917     1.246251     1.175281
MFS Emerging Growth Portfolio                                           8/30/1996     0.470347     0.720370     1.140813
MFS Emerging Growth Portfolio                                           8/30/1996     0.470347     0.720370     1.140813
MFS Mid Cap Growth Portfolio                                            3/23/1998     0.383231     0.748259     0.993372
MFS Research Portfolio                                                  3/23/1998     0.605205     0.817953     1.069577
Pioneer Fund Portfolio*                                                  2/4/1994     1.012669     1.470863     1.940333
Putnam VT Discovery Growth Fund - Class IB Shares+                      9/28/2000     0.570305     0.818127     1.175546
Putnam VT International Equity Fund - Class IB Shares                    1/2/1997     0.705762     0.869405     1.103765
Putnam VT Small Cap Value Fund - Class IB Shares                        4/30/1999     0.885877     1.100082     0.950180
Salomon Brothers Variable All Cap Fund - Class I                        2/17/1998     0.899578     1.217008     1.216080
Salomon Brothers Variable Emerging Growth Fund                          12/3/1993     0.770084     1.156795     1.242997
Salomon Brothers Variable Growth and Income Fund                       10/16/1991     0.812461     1.074577     1.257263
Salomon Brothers Variable Investors Fund - Class I                      2/17/1998     0.832797     1.097253     1.164750
Salomon Brothers Variable Large Cap Growth Fund                          5/1/2002     0.812784     1.284886     1.408811
Salomon Brothers Variable Small Cap Growth Fund - Class I               11/1/1999     0.829073     1.015283     1.091618
Strategic Stock Portfolio                                                5/1/1998     1.015283     0.994272     1.099904
Templeton Developing Markets Securities Fund-Class 2*                   2/16/1996     0.975402     1.000778     1.032134
Templeton Growth Securities Fund - Class 2                              3/15/1994     0.804048     1.000799     1.060923
Travelers Disciplined Mid Cap Stock Portfolio                            4/1/1997     0.844423     0.970256     1.101813

Travelers Disciplined Small Cap Stock Portfolio                          5/1/1998     0.970256           --           --
Van Kampen LIT Comstock Portfolio Class II Shares                        5/1/1999     0.735497     0.925708     0.969099
Van Kampen LIT Enterprise Portfolio Class II Shares                      4/7/1986     0.640867     0.920151     1.176330
Federated High Yield Portfolio                                          8/30/1996     0.967615     0.950127     0.949051
PIMCO Real Return Portfolio - Adm Class*                                9/30/1999     0.992038     0.859387     0.799103
PIMCO Total Return Portfolio                                           12/31/1997     1.139354     1.064578     0.996970
Putnam Diversified Income Portfolio+                                    6/20/1994     1.069795     1.029197     1.005790
Travelers Convertible Securities Portfolio                               5/1/1998     0.928121     1.014661     1.041351
Travelers Quality Bond Portfolio                                        8/30/1996     1.160668     1.117428     1.062788
Janus Aspen Balanced Portfolio - Service Shares                         9/13/1993     0.845820     0.921457     0.985681
MFS Total Return Portfolio                                              6/20/1994     1.066562     1.145184     1.165801
MFS Total Return Portfolio                                              6/20/1994     1.066562     1.145184     1.165801
Travelers Money Market Portfolio                                       12/31/1987     1.155918     1.160768     1.139180

PIONEER L

FUND NAME                                                              INCEP DATE      2002          2001        2000
AIM V.I. Capital Appreciation Fund - Series II Shares                    05/05/93    0.9570483    1.2981178    1.7340092
AIM V.I. Mid Cap Core Equity - Series II                                 09/10/01    1.0431841    1.2033198           --
Franklin Rising Dividends Securities Fund - Class 2                      01/27/92    0.9848231    1.0244472    0.9236239
Franklin Small Cap Fund - Class 2                                        05/01/98    0.9815538    1.4091267    1.7024567
Oppenheimer Capital Appreciation Fund/ VA -  Service Shares              04/03/85    0.9521231    1.3369343    1.5662507
Oppenheimer Global Securities Fund/VA - Service Shares                   11/12/90    1.0028732    1.3224984    1.5356972
Pioneer America Income VCT Portfolio - Class II Shares                   03/01/95    0.9886959    0.9198432    0.8867468
Pioneer Balanced VCT Portfolio - Class II Shares                         03/01/95    0.9625811    1.1009554    1.1562483
Pioneer Emerging Markets VCT Portfolio - Class II Shares                 10/30/98     0.965342     1.002561    1.1081887
Pioneer Equity Income VCT Portfolio - Class II Shares                    03/01/95    0.9945171    1.2127997    1.3373912
Pioneer Europe VCT Portfolio - Class II Shares                           10/30/98    0.9740707    1.2320548    1.6478269
Pioneer Fund VCT Portfolio - Class II Shares                             10/31/97    0.9888515    1.2537458     1.443892
Pioneer Growth Shares VCT Portfolio - Class II Shares                    10/31/97    0.9333238    1.4717034    1.8659856
Pioneer High Yield VCT Portfolio - Class II Shares                       05/01/00    0.8776197    0.9207916    0.8203706
Pioneer International Value Portfolio - Class II Shares                  03/01/95    1.0034351    1.1880544    1.5992372
Pioneer Mid-Cap Value VCT Portfolio - Class II Shares                    03/01/95    0.9699601    1.1205316    1.0801147
Pioneer Real Estate Shares VCT Portfolio - Class II Shares               03/01/95    0.9464645    0.9474247           --
Pioneer Small Cap Value VCT Portfolio - Class II Shares                  11/08/01    1.0119051    1.2195672           --
Pioneer Small Company VCT Portfolio - Class II Shares                    01/19/01    1.0364611    1.2806663    0.9022123
Pioneer Strategic Income VCT Portfolio - Class II Shares                 07/29/99    0.9136088     0.846868    0.8131769
Salomon Brothers Variable Emerging Growth Fund - Class II                12/03/93    0.9110313     1.388283     1.505105
Salomon Brothers Variable Total Return Fund - Class II                   02/17/98    0.9730332    1.0726336    1.1101995
Templeton Foreign Securities Fund - Class 2                              05/01/92    1.0213226    1.2839525    1.5650268
Travelers Money Market Portfolio                                         12/31/87    0.9956339    1.0053774     0.991884